ADVANCED SERIES TRUST

AST BlackRock Value Portfolio

Supplement dated June 17, 2013 to the Summary Prospectus dated April 29, 2013

This supplement sets forth changes to the Summary Prospectus for the AST BlackRock Value Portfolio (the Portfolio), dated April 29, 2013, of Advanced Series Trust (the Trust). The following should be read in conjunction with the Summary Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved replacing BlackRock Investment Management, LLC as the subadviser to the Portfolio with Herndon Capital Management, LLC. The Portfolio will be renamed the AST Herndon Large-Cap Value Portfolio. These changes are expected to become effective on or about the close of business on July 15, 2013.

To reflect these changes, the Trust’s Summary Prospectus for the Portfolio are revised as follows:

I.	All references to AST BlackRock Value Portfolio are hereby changed to AST Herndon Large-Cap Value Portfolio.

II.	The description of the Principal Investment Strategies in the “Investments, Risks and Performance” section of the Summary Section of the Prospectus and the Summary Prospectus for the Portfolio is hereby deleted and replaced with the following:

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. Large capitalization companies are those included in the Russell 1000® Index. The Portfolio invests primarily in the equity securities of large capitalization companies. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The subadvisor employs an investment strategy designed to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which attempts to outperform the Russell 1000® Value Index through active stock selection. The size of the companies in the Russell 1000® Index will change with market conditions.

III.	The following table replaces the table in the “Management of the Portfolio” section of the Summary Prospectus for the Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Herndon Capital Management, LLC	Randell A. Cain Jr.	Principal/Portfolio Manager	July 2013
AST Investment Services, Inc.

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